EXHIBIT 10.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IMMUNOME, INC. HAS DETERMINED THIS INFROMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO IMMUNOME, INC. IF PUBLICLY DISCLOSED.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT					1. CONTRACT ID CODE	PAGE OF PAGES
						1	2
2. AMENDMENT/MODIFICATION NO.			3. EFFECTIVE DATE 18-Mar-2022	4. REQUISITION/PURCHASE REQ. NO. SEE SCHEDULE	5. PROJECT NO.(If applicable)
6. ISSUED BY		CODE	W911SR		7. ADMINISTERED BY (If other than item 6)	W911SR
ACC-APG EDGEWOOD 8456 BRIGADE STREET APG MD 21010			ACC-APG EDGEWOOD 110 THOMAS JOHNSON DR FREDERICK MD 21702
8. NAME AND ADDRESS OF CONTRACT OR (No., Street, County, State and Zip Code) IMMUNOME, INC. 665 STOCKTON DR STE 300 EXTON PA 19341-1139					9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
				X	10A. MOD. OF CONTRACT /ORDER NO. W911QY2090019
				X	10B. DATED (SEE ITEM 13) 03-Jul-2020
CODE 4U3X6			FACILITY CODE
11. T HIS ITEM ONLY APPLIES TO AMENDMENT S OF SOLICIT ATIONS

The above numbered solicitation is amended as set forth in Item14. The hour and date specified for receipt of Offeris extended,is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one ofthe following methods: (a) By completing Items 8 and 15, and returningcopies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN

REJECTION OF YOUR OFFER. Ifby virtue of this amendment you desire to change an offer already submitted, such change may be made by telegramor letter, provided each telegramor letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNT ING AND APPROPRIATION DATA (If required)
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT S/ORDERS. IT MODIFIES THE CONTRACT /ORDER NO. AS DESCRIBED IN ITEM 14.
A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. T HE ABOVE NUMBERED CONTRACT /ORDER IS MODIFIED TO REFLECT THE ADMINIST RATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORT H IN ITEM 14, PURSUANT TO THE AUT HORIT Y OF FAR 43.103(B).

C. T HIS SUPPLEMENT AL AGREEMENT IS ENTERED INTO PURSUANT TO AUT HORIT Y OF:
X			D. OTHER (Specify type of modification and authority) In accordance with Article 5 of the agreement.
E. IMPORTANT :	Contractor	is not,	X		is required to sign this document and return1copies to the issuing office.

14. DESCRIPT ION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Modification Control Number:rtotten221106

The purpose of this modification is to extend the completion from [***] to [***]. All other terms and conditions remain the same and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Purnanand D. Sarma, President and CEO				16A. NAME AND TITLE OF CONT RACTING OFFICER (Type or print) TEL: [***]EMAIL: [***]
15B. CONT RACT OR/OFFEROR /s/ Purnanand D. Sarma (Signature of person authorized to sign)			15C. DATE SIGNED 03/30/2022	16B. UNIT ED STATES OF AMERICA BY [***] (Signature of Contracting Officer)		16C. DATE SIGNED 03/31/2022

EXCEPTION TO SF	30-105-04	STANDARD FORM 30 (Rev. 10-83)
APPROVED BY OIRM 11-84		Prescribed by GSA FAR (48 CFR) 53.243

W911QY2090019

(rtotten221106) Page 2 of 2

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

SECTION SF 30 - BLOCK 14 CONTINUATION PAGE

The following have been added by full text: P00003

A.	The purpose of this modification is to extend the completion date from [***], to [***].

B.	The parties hereby agree that changes effected by this modification constitute both the consideration and the equitable adjustment due under any clause of this agreement resulting from the incorporation of the changes identified in paragraph A.

C.	All other terms and conditions remain the same and in full force and effect.

SECTION F - DELIVERIES OR PERFORMANCE

The following Delivery Schedule item for CLIN 0001 has been changed from:

DELIVERY DATEQUANTITYSHIP TO ADDRESSDODAAC / CAGE

[***]N/A

FOB: Destination

To:

DELIVERY DATEQUANTITYSHIP TO ADDRESSDODAAC / CAGE

[***]N/A

FOB: Destination

(End of Summary of Changes)